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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JANUARY 7, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202



           MICHIGAN                                      38-1999511
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

 25505 W. TWELVE MILE ROAD, SUITE 3000                   48034-8339
         SOUTHFIELD, MICHIGAN                            (Zip Code)
(Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (248) 353-2700




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 7, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the preliminary results of its modified Dutch auction tender offer, which expired at 5:00 p.m. on January 6, 2004. The Company commenced the tender offer on November 26, 2003 to purchase up to 2,600,000 shares of its common stock at a price between $12.50 to $17.00 per share. The press release, dated January 7, 2004, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        99.1 Press Release dated January 7, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT ACCEPTANCE CORPORATION
                                          (Registrant)

                                          By: /s/ Douglas W. Busk
                                          -----------------------
                                          Douglas W. Busk
                                          Chief Financial Officer and Treasurer
                                          January 8, 2004



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                                INDEX OF EXHIBITS



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         EXHIBIT NO.                    DESCRIPTION
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
            99.1             Press Release dated January 7, 2004.

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